Exhibit 99.3

April 28, 2004

To the investment community:

On April 1, 2004, The St. Paul Companies, Inc. (St. Paul), completed its previously announced merger with Travelers Property Casualty Corp. (Travelers), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction will be accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction will be accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities, and commitments of St. Paul as of April 1, 2004.

All information included in this Financial Supplement presents the historical, standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

Certain non-GAAP measures have been used and reconciled to GAAP throughout this supplement.  To aid in this reconciliation, key terms and definitions are provided on page eighteen.

Sincerely,

/s/	Laura C. Gagnon
Laura C. Gagnon
Vice President — Finance and Investor Relations

The St. Paul Companies, Inc.

Analyst Supplement - March 31, 2004

THE ST. PAUL COMPANIES

Consolidated Statements of Income

(In millions except per share amounts)

	Three Months Ended March 31
	2004	2003
Revenues:
Premiums earned	$1,785	$1,729
Net investment income	278	281
Asset management	120	102
Realized investment gains (losses)	117	(39)
Other	22	40

Total revenues	2,322	2,113

Expenses:
Insurance losses and loss adjustment expenses	1,290	1,136
Policy acquisition expenses	378	407
Operating and administrative	345	319

Total expenses	2,013	1,862

Income before income taxes	309	251
Income tax expense:
Federal	102	65
Other	11	5

Total income tax expense	113	70

Income from continuing operations	196	181

Discontinued operations, net of taxes	(8)	—

Net income	$188	$181

Net income per diluted common share	$0.76	$0.75

Dividends declared on common stock*	$0.50	$0.29

* Includes special dividend of $.21 per share declared in 2004.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

THE ST. PAUL COMPANIES

Consolidated Statements of Income

Operating Earnings Format

(In millions except per share amounts)

	Three Months Ended March 31
	2004	2003
Revenues:
Premiums earned	$1,785	$1,729
Net investment income	278	281
Asset management	120	102
Other	22	40

Total revenues	2,205	2,152

Expenses:
Insurance losses and loss adjustment expenses	1,290	1,136
Policy acquisition expenses	378	407
Operating and administrative	345	319

Total expenses	2,013	1,862

Operating earnings before income taxes	192	290
Income tax expense:
Federal	57	78
Other	11	6

Total income tax expense	68	84

Operating earnings	124	206
Realized investment gains (losses), net of taxes	72	(25)

Income from continuing operations	196	181

Discontinued operations, net of taxes	(8)	—

Net income	$188	$181

Earnings per diluted common share:
Operating earnings	$0.50	$0.86
Realized investment gains (losses), net of taxes	0.29	(0.11)
Income from continuing operations	0.79	0.75
Discontinued operations, net of taxes	(0.03)	—

Net income	$0.76	$0.75

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

THE ST. PAUL COMPANIES

Operating Earnings Per Share Calculation

(In millions except per share amounts)

	Three Months Ended March 31
	2004	2003
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS:

Basic:
Operating earnings, as reported	$124.4	$206.2
Preferred stock dividends, net of taxes	(1.9)	(1.9)
Premium on preferred shares redeemed	(2.3)	(1.9)

Operating earnings available to common shareholders	$120.2	$202.4

Diluted:
Operating earnings available to common shareholders	$120.2	$202.4
Dilutive effect of affiliates	(0.8)	(1.0)
Effect of dilutive securities:
Convertible preferred stock	1.6	1.6
Zero coupon convertible notes	0.8	0.8
Operating earnings available to common shareholders	$121.8	$203.8

COMMON SHARES:

Common Shares Outstanding	229.3	227.4

Basic:
Weighted average common shares outstanding	229.1	227.1

Diluted:
Weighted average common shares outstanding	229.1	227.1
Effect of dilutive securities:
Stock options and other incentive plans	2.5	0.8
Equity unit stock purchase contracts	4.6	1.4
Convertible preferred stock	5.4	5.8
Zero coupon convertible notes	2.4	2.4

Total	244.0	237.5

OPERATING EARNINGS PER COMMON SHARE:

Basic	$0.52	$0.89

Diluted	$0.50	$0.86

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

THE ST. PAUL COMPANIES

Income by Segment

Summarized Results

(In millions except per share amounts)

	For Three Months Ended				For the Year to Date Period Ended
	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31
2004

Pretax operating earnings (loss):

Property-Liability Insurance	$206				$206
	$0.84				$0.84

Asset Management	52				52
	0.21				0.21

Parent and Other*	(66)				(66)
	(0.27)				(0.27)

Total pretax operating earnings	192				192
	0.78				0.78

Income tax expense*	68				68
	0.28				0.28

Operating earnings	$124				$124

Diluted EPS	$0.50				$0.50

2003

Pretax operating earnings (loss):

Property-Liability Insurance	$304	$253	$342	$(69)	$304	$557	$899	$830
	$1.28	$1.06	$1.43	$(0.30)	$1.28	$2.33	$3.76	$3.46

Asset Management	42	44	49	52	42	86	135	187
	0.18	0.18	0.20	0.22	0.18	0.36	0.56	0.78

Parent and Other*	(56)	(57)	(64)	(77)	(56)	(113)	(177)	(254)
	(0.24)	(0.24)	(0.27)	(0.32)	(0.24)	(0.48)	(0.76)	(1.07)

Total pretax operating earnings (loss)	290	240	327	(94)	290	530	857	763
	1.22	1.00	1.36	(0.40)	1.22	2.21	3.56	3.17

Income tax expense (benefit)*	84	68	94	(103)	84	152	246	143
	0.36	0.29	0.40	(0.42)	0.36	0.65	1.04	0.62

Operating earnings	$206	$172	$233	$9	$206	$378	$611	$620

Diluted EPS	$0.86	$0.71	$0.96	$0.02	$0.86	$1.56	$2.52	$2.55

*                 The Earnings Per Share amounts for the “Parent and Other” segment and Income tax expense are distorted by the add-backs to income required under the “Earnings Per Share” calculation. See “Earnings Per Share” exhibit in this package.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

THE ST. PAUL COMPANIES

Consolidated Balance Sheets

March 31, 2004 and December 31, 2003

(In millions)

	2004	2003
ASSETS

Investments:
Fixed income	$17,053	$16,456
Real estate & mortgage loans	873	838
Venture capital	496	535
Equities	102	171
Securities on loan	1,516	1,584
Other investments	994	887
Short-term investments	2,446	2,709
Total investments	23,480	23,180
Cash	184	150
Reinsurance recoverables:
Unpaid losses	5,845	6,151
Paid losses	1,249	973
Ceded unearned premiums	626	651
Receivables:
Underwriting premiums	2,414	2,442
Interest and dividends	247	248
Other	217	226
Deferred policy acquisition expenses	718	695
Deferred income taxes	1,183	1,285
Office properties and equipment	333	343
Goodwill:
Nuveen Investments	821	799
Parent & insurance operations	129	127
Intangible assets:
Nuveen Investments	57	59
Parent & insurance operations	81	80
Other assets	2,237	2,154
Total assets	$39,821	$39,563

	2004	2003
LIABILITIES

Insurance reserves:
Losses and loss adjustment expenses	$19,499	$19,426
Unearned premiums	4,249	4,204
Total insurance reserves	23,748	23,630
Debt:
Conventional-Parent & insurance operations	2,008	2,077
Conventional-Nuveen	304	302
Total conventional debt	2,312	2,379
Debt related to trusts issuing mandatorily redeemable preferred securities	928	928
Equity unit related debt	443	443
Payables:
Reinsurance premiums	697	769
Accrued expenses and other	1,080	859
Income taxes	189	176
Securities lending collateral	1,559	1,616
Other liabilities	2,426	2,538
Total liabilities	33,382	33,338

SHAREHOLDERS’ EQUITY
Preferred:
Convertible preferred stock	96	98
Guaranteed obligation - PSOP	(14)	(23)
Total preferred shareholders’ equity	82	75

Common:
Common stock	2,691	2,655
Retained earnings	2,947	2,874
Accumulated other comprehensive income:
Unrealized appreciation of investments:
Fixed income	667	592
Equities, venture capital and other	29	27
Unrealized gain on foreign currency translation	29	11
Unrealized depreciation on derivatives	(2)	(5)
Minimum pension liability adjustment	(4)	(4)
Total accumulated other comprehensive income	719	621

Total common shareholders’ equity	6,357	6,150

Total shareholders’ equity	6,439	6,225

Total liabilities and shareholders’ equity	$39,821	$39,563
Additional Information:
Nuveen Investments’ carrying value	$661	$632

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

THE ST. PAUL COMPANIES

Consolidated Debt

March 31, 2004 and December 31, 2003

(In millions)

	2004	2003

5-3/4% senior notes	$499	$499

Medium-term notes	452	455

7-7/8% senior notes	250	250

8-1/8% senior notes	249	249

Nuveen debt	304	302

Commercial paper	302	322

Zero coupon convertible notes	113	112

7-1/8% senior notes	80	80

Fair value of interest rate swap agreements	63	46

Variable rate borrowings	—	64

Subtotal - conventional debt obligations	2,312	2,379

5-1/4% senior notes - equity unit related	443	443

Debt related to trusts issuing mandatorily redeemable preferred securities	928	928

Total debt	$3,683	$3,750

Ratio of conventional debt obligations to total capitalization	22.9%	23.9%
Impact of non-conventional debt	13.5%	13.7%

Ratio of total debt obligations to total capitalization	36.4%	37.6%

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY-LIABILITY INSURANCE OPERATIONS

Operations by Segment

Three Months Ended March 31, 2004 and 2003

(Dollars in millions)

	Percentage of Total Net Premiums Written		Net Premiums Written/ Percentage Change		Premiums Earned/ Percentage Change		Loss and Loss Adjustment Expenses/ Loss Ratio		Underwriting Expenses/ Expense Ratio		Statutory Combined Ratio		GAAP Adjustment*		Underwriting Results
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003

Ongoing Operations

Specialty Commercial	64.0%	64.7%	$1,158	$1,279	$1,142	$1,064	$816	$636	$339	$400			$9	$91	$(4)	$119
			(9.5)%		7.3%		71.4	59.8	29.3	31.3	100.7	91.1

Commercial Lines	34.9	29.7	631	588	620	505	387	317	190	166			—	15	43	37
			7.3		22.8		62.5	62.8	30.2	28.3	92.7	91.1

Total Ongoing Operations	98.9	94.4	1,789	1,867	1,762	1,569	1,203	953	529	566			9	106	39	156
			(4.2)		12.3		68.3	60.7	29.6	30.3	97.9	91.0

Other	1.1	5.6	19	110	23	160	76	179	16	61			(8)	(19)	(77)	(99)

Total Underwriting	100.0%	100.0%	$1,808	$1,977	$1,785	$1,729	$1,279	$1,132	$545	$627			$1	$87	$(38)	$57
			(8.5)%		3.2%		71.7	65.5	30.2	31.7	101.9	97.2

*                 Includes change in deferred acquisition costs and other GAAP adjustments.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY-LIABILITY INSURANCE OPERATIONS

Summary of Key Financial Data

2004

(In millions)

	For Three Months Ended				For the Year to Date Period Ended
	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Net premiums written	$1,808				$1,808
Percentage change from prior year	-8.5%				-8.5%

Change in unearned premiums	23				23
Earned premiums	1,785				1,785
Losses and loss adjustment expenses	1,279				1,279
Underwriting expenses	545				545
Statutory underwriting result	(39)				(39)
Change in deferred acquisition costs	9				9
Other GAAP adjustments^	(8)				(8)
Underwriting result	(38)				(38)

Net investment income	277				277
Other, net	(33)				(33)
Operating earnings before income taxes	206				206

Income tax expense	70				70
Operating earnings	$136				$136

Net investment income (after tax)	$198				$198

Policyholders’ dividends	$2				$2

Net losses and loss adjustment expenses paid - Ongoing*	$672				$672
Net losses and loss adjustment expenses paid - Other*	305				305
Net losses and loss adjustment expenses paid - Total*	$977				$977

Net loss and loss adjustment expense reserves - Ongoing					$8,199
Net loss and loss adjustment expense reserves - Other					5,455
Net loss and loss adjustment expense reserves - Total					$13,654

Catastrophe losses reversed	$(6)				$(6)
Impact on loss ratio	(0.3)				(0.3)

STATUTORY
Combined ratio:
Loss and loss expense	71.7				71.7
Underwriting expense	30.2				30.2

	101.9				101.9

Including policyholders’ dividends	102.0				102.0

Statutory surplus					$5,989

Ratio of net premiums written to statutory surplus					1.23

Ratio of net loss and loss adjustment expense reserves to statutory surplus					2.28

^                  Includes retroactive reinsurance amounts and other GAAP adjustments.

*      Reported net of ceded reinsurance recoverables on paid losses.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY-LIABILITY INSURANCE OPERATIONS

Summary of Key Financial Data

2003

(In millions)

	For Three Months Ended				For the Year to Date Period Ended
	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Net premiums written	$1,977	$1,794	$1,948	$1,821	$1,977	$3,771	$5,719	$7,540
Percentage change from prior year	-6.6%	-2.7%	6.9%	34.5%	-6.6%	-4.8%	-1.1%	5.6%

Change in unearned premiums	248	94	140	19	248	342	482	501
Earned premiums	1,729	1,700	1,808	1,802	1,729	3,429	5,237	7,039
Losses and loss adjustment expenses	1,132	1,179	1,199	1,654	1,132	2,311	3,510	5,164
Underwriting expenses	627	511	539	521	627	1,138	1,677	2,198
Statutory underwriting result	(30)	10	70	(373)	(30)	(20)	50	(323)
Change in deferred acquisition costs	93	(4)	21	(7)	93	89	110	103
Other GAAP adjustments^	(6)	(7)	(19)	13	(6)	(13)	(32)	(19)
Underwriting result	57	(1)	72	(367)	57	56	128	(239)

Net investment income	280	274	279	282	280	554	833	1,115
Other, net	(33)	(20)	(9)	16	(33)	(53)	(62)	(46)
Operating earnings (loss) before income taxes	304	253	342	(69)	304	557	899	830

Income tax expense (benefit)	88	72	97	(58)	88	160	257	199
Operating earnings (loss)	$216	$181	$245	$(11)	$216	$397	$642	$631

Net investment income (after tax)	$201	$195	$200	$203	$201	$396	$596	$799

Policyholders’ dividends	$3	$4	$3	$(2)	$3	$7	$10	$8

Net losses and loss adjustment expenses paid - Ongoing*	$813	$831	$854	$820	$813	$1,644	$2,498	$3,318
Net losses and loss adjustment expenses paid - Other*	1,283	519	577	424	1,283	1,802	2,379	2,803
Net losses and loss adjustment expenses paid - Total*	$2,096	$1,350	$1,431	$1,244	$2,096	$3,446	$4,877	$6,121

Net loss and loss adjustment expense reserves - Ongoing					$7,059	$7,384	$7,635	$7,655
Net loss and loss adjustment expense reserves - Other					6,875	6,446	6,054	5,620
Net loss and loss adjustment expense reserves - Total					$13,934	$13,830	$13,689	$13,275

Catastrophe losses incurred (reversed)	$(2)	$(21)	$—	$(29)	$(2)	$(23)	$(23)	$(52)
Impact on loss ratio	(0.1)	(1.2)	0.0	(1.6)	(0.1)	(0.7)	(0.4)	(0.7)

STATUTORY
Combined ratio:
Loss and loss expense	65.5	69.4	66.3	91.8	65.5	67.4	67.0	73.4
Underwriting expense	31.7	28.4	27.7	28.6	31.7	30.2	29.3	29.1

	97.2	97.8	94.0	120.4	97.2	97.6	96.3	102.5

Including policyholders’ dividends	97.3	98.0	94.2	120.3	97.3	97.8	96.5	102.6

Statutory surplus					$4,969	$5,207	$5,228	$5,729

Ratio of net premiums written to statutory surplus					1.41	1.33	1.35	1.32

Ratio of net loss and loss adjustment expense reserves to statutory surplus					2.80	2.66	2.62	2.32

^  Includes retroactive reinsurance amounts and other GAAP adjustments.

*  Reported net of ceded reinsurance recoverables on paid losses.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY & LIABILITY INSURANCE OPERATIONS

Cash Flow Information

(In millions)

	For Three Months Ended				For the Year to Date Period Ended
	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31
2004

Total insurance underwriting cash flow	$(381)				$(495)
Insurance investment receipts	285				285
Non-underwriting, insurance operating cash flow	(57)				57
Total insurance operating cash flow	(153)				(153)
Asset management cash flow	29				29
Parent & other cash flow	(33)				(33)
Net cash used by operating activities	$(157)				$(157)

	For Three Months Ended				For the Year to Date Period Ended
	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31
2003

Total insurance underwriting cash flow	$(1,158)	$(160)	$261	$109	$(1,158)	$(1,318)	$(1,057)	$(948)
Insurance investment receipts	282	283	267	297	282	565	832	1,129
Non-underwriting, insurance operating cash flow	11	(13)	(16)	(73)	11	(2)	(18)	(91)
Total insurance operating cash flow	(865)	110	512	333	(865)	(755)	(243)	90
Asset management cash flow	39	26	78	65	39	65	143	208
Parent & other cash flow	(79)	(64)	(47)	25	(79)	(143)	(190)	(165)
Net cash provided (used) by operating activities	$(905)	$72	$543	$423	$(905)	$(833)	$(290)	$133

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY-LIABILITY INSURANCE OPERATIONS

Portfolio Assets

March 31, 2004 and December 31, 2003

(In millions)

	2004			2003
	Cost	%	Market	Cost	%	Market
Fixed income:

Taxable	$11,733	53.0%	$12,380	$11,940	54.5%	$12,492
Tax-exempt	4,356	19.7	4,654	3,645	16.7	3,955

Total fixed income *	16,089	72.7	17,034	15,585	71.2	16,447

Venture capital	488	2.2	496	511	2.3	535

Equities	41	0.2	51	105	0.5	122

Real estate	810	3.7		775	3.5

Mortgage loans	63	0.3		63	0.3

Securities on loan	1,516	6.9		1,584	7.2

Other investments	809	3.6		760	3.5

Short-term investments	2,311	10.4		2,513	11.5

Total portfolio assets	$22,127	100.0%		$21,896	100.0%

*                 Year-to-date new money rates through March 31, 2004 were 4.1% for taxables and 3.8% for tax-exempts.  The long-term fixed maturities portfolio has an average maturity of 6.7 years and an average yield of 5.5%.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

PROPERTY-LIABILITY INSURANCE OPERATIONS

Fixed Income Investments

March 31, 2004

(In millions)

	2004
	Market Value	%

U.S. Treasuries	$1,331	7%
U.S. Agencies	233	1%
MBS - Agencies	1,745	10%
MBS - CMO’s	1,290	7%
ABS	669	4%
Investment Grade Credits - U.S. Pay	4,983	27%
Investment Grade Credits - Foreign Pay	3,061	17%
Other taxable	538	3%
Tax exempts	4,616	25%

Total fixed income*	$18,466	100%

*Includes market value of securities on loan.

	2004
	Market Value	%

Rating of Fixed Income Investments:
AAA	$2,830	33%
AA	1,457	17%
A	2,659	31%
BBB	1,372	16%
Non investment grade	172	2%
Not rated	86	1%

Credit Sensitive Securities	$8,576	100%

The estimated duration of fixed income investments for property-liability insurance operations as of March 31, 2004 is 3.9 years.This estimate includes both short and long term assets, and also incorporates securities on loan as well as any short term investments acquired with collateral received as part of our securities lending program.

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

ASSET MANAGEMENT

Summary of Key Financial Data

2004

(In millions)

	For Three Months Ended				At and for the Year to Date Period Ended
Statement of Income	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Revenues:
Investment advisory fees from assets under management	$112				$112
Underwriting and distribution of investment products	2				2
Interest	1				1
Other	5				5

Total revenues	120				120

Expenses:
Employee compensation and benefits	33				33
Other	22				22

Total expenses	55				55

Income before minority interest	65				65
Minority interest	(13)				(13)

Operating earnings before income taxes	52				52
Income tax expense	20				20

Operating earnings	$32				$32

Other Information
Assets under management					$100,923

Net investment flows	$3,797				$3,797

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

ASSET MANAGEMENT

Summary of Key Financial Data

2003

(In millions)

	For Three Months Ended				At and for Year to Date Period Ended
Statement of Income	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Revenues:
Investment advisory fees from assets under management	$95	$99	$104	$107	$95	$194	$298	$405
Underwriting and distribution of investment products	2	3	2	2	2	5	7	9
Interest	0	1	0	—	0	1	1	1
Other	5	3	15	15	5	8	23	38

Total revenues	102	106	121	124	102	208	329	453

Expenses:
Employee compensation and benefits	29	29	37	35	29	58	95	130
Other	20	21	23	23	20	41	64	87

Total expenses	49	50	60	58	49	99	159	217

Income before minority interest	53	56	61	66	53	109	170	236
Minority interest	(11)	(12)	(12)	(14)	(11)	(23)	(35)	(49)

Operating earnings before income taxes	42	44	49	52	42	86	135	187
Income tax expense	16	17	20	20	16	33	53	73

Operating earnings	$26	$27	$29	$32	$26	$53	$82	$114

Other Information
Assets under management					$81,360	$88,258	$90,059	$95,356

Net investment flows	$2,105	$3,088	$2,085	$2,160	$2,105	$5,193	$7,278	$9,438

All information included in this Financial Supplement presents the historical standalone results of St. Paul.  See the separately provided Financial Supplement for St. Paul Travelers, which presents the historical, standalone results of Travelers, the accounting acquirer.

Comment on Non-GAAP Financial Measures

This financial supplement includes certain statutory reporting information, as well as certain non-GAAP financial measures.  The reconciliations of non-GAAP financial measures to the most comparable GAAP figures are included in accordance with the requirements of Regulation G under the Securities and Exchange Act of 1934.  Non-GAAP financial measures are often not comparable among issuers, and are not a substitute for GAAP information.

U.S. property-liability insurance operations comprise the majority of our operations.  These operations are required under applicable state insurance legislation and regulations to publicly report information on the basis of Statutory Accounting Principles (“SAP”), including net written premiums, statutory loss and loss adjustment expense ratio, and statutory underwriting expense ratio information.  This financial supplement provides selected SAP information for all of our property-liability underwriting operations, as well as certain GAAP information for such operations.  The types of SAP information included herein are common measures of the performance of a property-liability insurer, and we believe the inclusion of such information will aid investors in comparing our results with those of our peers in the industry.  In addition, management uses this SAP information to monitor financial performance.

Throughout this financial supplement, the company presents its operations in the way it believes will be most meaningful and useful, as well as most transparent, to the investing public and others who use this financial information in evaluating our performance. In addition to the GAAP presentations of net income, the company shows operating earnings, which is defined in this financial supplement.

Although the investment of premiums to generate investment income and realized capital gains or losses is an integral part of the company’s insurance operations, the determination to realize capital gains or losses is independent of the insurance underwriting process.  Moreover, under applicable GAAP accounting requirements, losses can be created as the result of other than temporary declines in value without actual realization.  In sum, realized capital gains or losses for any particular period are not indicative of the performance of our underlying business operations.

Providing only a GAAP presentation of net income and operating income makes it more difficult for users of our financial information to evaluate the company’s success or failure in our basic business, and may lead to incorrect or misleading assumptions and conclusions.  We understand that the equity analysts who follow the company focus on operating earnings in their analyses for the reasons discussed in the preceding paragraph.

All financial results herein are unaudited as of the date of this release.

Key Terms and Definitions

Statutory Expense Ratio:

The company uses the statutory definition of expenses in calculating expense ratios disclosed.  Expenses are divided by net written premiums to arrive at the expense ratio.  “Statutory” expenses differ from “GAAP” expenses primarily with regard to policy acquisition costs, which are not deferred and amortized for statutory purposes, but rather recognized as incurred.  In addition, the GAAP expense ratio uses net earned premiums rather than net written premiums as the denominator.

Statutory Loss Ratio:

The company uses the statutory definition of loss ratio.  This ratio is calculated by dividing losses and loss adjustment expenses incurred by net earned premiums.  Net earned premiums, and losses and loss adjustment expenses, are both GAAP and statutory measures.

Statutory Combined Ratio:	The sum of the statutory expense ratio and the statutory loss ratio.

Net Written and Net Earned Premiums:

Net written premiums are a statutory measure of premium volume that differs from the net earned premiums reported in our GAAP statement of operations.  Written premiums for a period can be reconciled to earned premiums by adding or subtracting the change in unearned premium reserves in the period.

Operating Earnings:

The company uses operating earnings to evaluate The St. Paul’s performance.  “Operating earnings” shows net income excluding certain items that are volatile and that we believe may distort the analysis of trends in our business.  Operating earnings consist of net income excluding after-tax realized gains and losses, after-tax income (or loss) from discontinued operations, and the after-tax cumulative effect of accounting changes, each of which may be highly variable from period to period.  Although the investment of premiums to generate investment income and realized capital gains (or losses) is an integral part of the company’s insurance operations, the determination to realize capital gains or losses is independent of the insurance underwriting process.  Moreover, under applicable GAAP accounting requirements, losses can result from other than temporary declines in value without actual realization.  We believe that the level of realized gains or losses for any particular period is not indicative of the performance of our ongoing underlying business operations in a particular period. Results of discontinued operations are not relevant to an assessment of our continuing operations, and changes in accounting principles are not related to our underlying operations.  Providing only a GAAP presentation of net income makes it more difficult for users of our financial information to evaluate the company’s success or failure in our basic business and may lead to incorrect or misleading assumptions and conclusions.  We understand that the equity analysts who follow the company focus on operating earnings in their analyses for the reasons discussed above.  The excluded items may be material in a period.  The company provides Operating Earnings to investors so that they have what management believes to be a useful supplement to GAAP information concerning the company’s performance.

Underwriting Results by Segment:

Our reported underwriting results are our best measure of profitability for our property-liability underwriting segments and accordingly are disclosed in the footnotes to our financial statements required by SFAS No. 131 Disclosures about Segments of an Enterprise and Related Information.  Underwriting results are calculated by subtracting incurred losses and loss adjustment expenses and underwriting expenses (as adjusted for items such as the impact of deferred policy acquisition costs) from net earned premiums.  We do not allocate net investment income to our respective underwriting segments.